T. Rowe Price Science & Technology Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2023, Anthony Wang will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Wang joined T. Rowe Price in 2017.

Effective January 1, 2024, Mr. Wang will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Allen transitions away from his role with the fund.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective October 1, 2023, Anthony Wang will join the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Wang joined the Firm in 2017, and his investment experience dates from 2014. During the past five years, he has served as an investment analyst following companies in the technology sector in the U.S. Equity Division.

Effective January 1, 2024, Mr. Wang will become sole portfolio manager of the fund and chair of the fund’s Investment Advisory Committee as Mr. Allen transitions away from his role with the fund.

The date of this supplement is November 30, 2022.

F61-041 11/30/22